Exhibit 99.2

   Statement of CFO pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Patricia Giuliani-Rheaume, the Chief Financial Officer of clickNsettle.com, Inc. (the "Issuer"), does hereby certify that:

      (iii) the Issuer's quarterly report on Form 10-QSB for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

      (iv) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated:  May 12, 2003


                                     /s/ Patricia Giuliani-Rheaume
                                     -------------------------------------------
                                     Patricia Giuliani-Rheaume - Vice President,
                                     Chief Financial Officer and Treasurer